Exhibit 10.37

CONFIDENTIAL

NEUROSIGMA, INC.

NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT, dated as of February 28, 2014, (this “Agreement”) is entered into by and between NeuroSigma, Inc., a Delaware corporation (the “Company”), and LSU Alumni Association, a Louisiana non-profit corporation (the “Investor”).

RECITALS

A. On the terms and subject to the conditions set forth herein, the Investor is willing to purchase from the Company, and the Company is willing to sell to the Investor, a convertible promissory note in the form attached hereto as Exhibit A in the principal amount of $2,000,000 (the “Note”).

B. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Note.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The Issuance and Delivery of the Note. The Company hereby agrees to issue and sell to the Investor, and, subject to all of the terms and conditions hereof, the Investor agrees to purchase the Note in the principal amount of $2,000,000 (the “Purchase Price”). The Company shall deliver to the Investor the Note against receipt by the Company of the Purchase Price. The Note will be registered in the Investor’s name in the Company’s records.

2. Representations and Warranties of the Company. The Company represents and warrants to the Investor that:

(a) Due Incorporation, Qualification, etc. The Company (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware; (ii) has the corporate power and corporate authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is qualified to do business and is in good standing as a foreign corporation in the State of California.

(b) Authority. The execution, delivery and performance by the Company of this Agreement and the Note (collectively, the “Transaction Documents”) and the consummation of the transactions contemplated hereby and thereby (i) are within the corporate power of the Company and (ii) have been duly authorized by all necessary corporate action on the part of the Company.

(c) Enforceability. Each Transaction Document executed by the Company has been duly executed and delivered by the Company and constitutes a legal, valid

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and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

3. Representations and Warranties of the Investor. The Investor represents and warrants to the Company that:

(a) Binding Obligation. The Investor has full legal capacity, power and authority to execute and deliver each Transaction Document and to perform its obligations hereunder. Each Transaction Document is a valid and binding obligation of the Investor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(b) Securities Law Compliance. The Investor has been advised that the Note and the underlying securities are characterized as “restricted securities” under the federal securities laws and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Investor is aware that the Company is under no obligation to effect any such registration with respect to the Note or the underlying securities, or to file for or comply with any exemption from registration. The Investor has not been formed solely for the purpose of making this investment and is purchasing the Note and any underlying securities to be acquired by the Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, any immediate distribution thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Note or underlying securities. The Investor has knowledge and experience in financial and business matters such that the Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. The Investor is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Securities Act. The offer to sell the Note and the underlying securities was directly communicated to the Investor by the Company. At no time was the Investor presented with or solicited by any leaflet, advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any other form of general advertising, or solicited or invited to attend a promotional meeting or any seminar or meeting by any general solicitation or general advertising. The Investor acknowledges that it has been provided with a Confidential Private Placement Memorandum of the Company (the “PPM”).

(c) Access to Information. The Investor acknowledges that the Company has given the Investor access to the corporate records and accounts of the Company and to all information in its possession relating to the Company, has made its officers and representatives available for interview by the Investor, and has furnished the Investor with all documents and

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other information required for the Investor to make an informed decision with respect to the purchase of the Note and any underlying securities, including, without limitation, the PPM.

(d) Brokers or Finders. The Investor has not engaged any brokers, finders or agents, and neither the Company nor the Investor has, nor will, incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the Transaction Documents.

4. Miscellaneous.

(a) Acknowledgement. The Company is in the preliminary stages of commencing an initial underwritten public offering pursuant to an effective registration statement to be filed with the Securities and Exchange Commission (the “IPO”). The Investor acknowledges that the Company’s potential IPO is in a preliminary stage, and there can be no assurances that the IPO will, in fact, be effected.

(b) Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of the Company and the Investor.

(c) Lock-Up Agreement. The Investor agrees, in connection with an initial underwritten public offering pursuant to an effective registration statement to be filed with the Securities and Exchange Commission, upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of the Company’s securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters; provided, however, that such 180 day period may be extended to the extent necessary to permit any managing underwriter to comply with NASD Rule 2711(f)(4) or any successor rule thereto. The Investor acknowledges that the Company will cause to be placed on the Note (and any securities issued directly or indirectly upon the conversion of the Note) the following legend:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A LOCKUP PERIOD FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT OF THE COMPANY FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH LOCKUP PERIOD IS BINDING ON TRANSFEREES OF THESE SECURITIES.”

(d) Other Restrictions on Transfer. The Investor acknowledges that the Company will cause to be placed on the Note (and any securities issued directly or indirectly upon the conversion of the Note) a legend in substantially the following form:

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“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.”

(e) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

(f) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(g) Successors and Assigns. The rights and obligations of the Company and the Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(h) Entire Agreement. This Agreement, the Note and the PPM constitute and contain the entire agreement among the Company and the Investor and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(i) Notices. All notices, requeSts, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party at the address set forth on the signature page hereof. The parties may change their respective addresses or facsimile numbers for the purpose of this Agreement by giving notice of such change to the other parties in the manner which is provided in this Section 4(i). All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

(j) Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(k) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

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[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

NEUROSIGMA, INC., a Delaware corporation

By:	/s/ Leon Ekchian
Name:	Leon Ekchian
Title:	President & CEO

Address:
10960 Wilshire Boulevard, Suite 1910
Los Angeles, CA 90024
Attn: Leon Ekchian

INVESTOR:

LSU ALUMNI ASSOCIATION, a Louisiana non-profit corporation

By:	/s/ Charlie W. Roberts
Name:	Charlie W. Roberts
Title:	President/CEO

Address:
LSU Alumni Association
3838 West Lakeshore Drive
Baton Rouge, LA 70809
Attn: Dr. Charlie Roberts

[Signature Page to the Note Purchase Agreement]